UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Accelerate Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

April 1, 2016

To the Shareholders of Accelerate Diagnostics, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), which will be held at 8:00 a.m., local time, on Friday, May 6, 2016, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714 for the following purposes:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;

2.	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

3.	to approve the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan;

4.	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016; and

5.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The accompanying Notice and Proxy Statement describe these matters in more detail. Also enclosed with the Notice and Proxy Statement is our Annual Report on Form 10-K for the year ended December 31, 2015 (including the audited financial statements contained therein). We urge you to read this information carefully. In addition to the business to be transacted as described above, management will speak on our recent developments and respond to comments and questions of general interest to shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the meeting in person. Accordingly, the Company’s Board of Directors is soliciting your proxy. You may vote on the Internet, by telephone or by completing and mailing the enclosed proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the meeting. Voting on the Internet or by telephone may not be available to all shareholders. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company.

Sincerely,

/s/ Lawrence Mehren

Lawrence Mehren
President and Chief Executive Officer

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Friday, May 6, 2016

To the Shareholders of Accelerate Diagnostics, Inc.:

Notice is hereby given that the 2016 Annual Meeting (the “Annual Meeting”) of the shareholders (the “Shareholders”) of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m., local time, on Friday, May 6, 2016, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof, for the following purposes:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;

2.	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

3.	to approve the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan;

4.	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016; and

5.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to be considered at the Annual Meeting.

The Company’s Board of Directors has fixed the close of business on March 17, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof. There were 51,199,017 shares of the Company’s common stock issued and outstanding as of the record date, each of which entitles the holder thereof to one vote at the Annual Meeting. Your proxy is being solicited by the Board of Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FRIDAY, MAY 6, 2016:

The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended December 31, 2015 are available at https://materials.proxyvote.com/00430H.

By Order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren
President and Chief Executive Officer

Tucson, Arizona

April 1, 2016

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU ALSO MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

EVEN IF YOU HAVE PROVIDED US WITH YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

PROXY STATEMENT

Dated April 1, 2016

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2016

GENERAL

This Proxy Statement is being furnished to the shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), as of March 17, 2016 (the “Shareholders”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from the Shareholders for use at the Annual Meeting of Shareholders for the year ended December 31, 2015, to be held at 8:00 a.m., local time, on Friday, May 6, 2016, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying Notice and proxy card are first being mailed to Shareholders on or about April 1, 2016.

INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held at 8:00 a.m., local time, on Friday, May 6, 2016, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714.

What is being considered at the Annual Meeting?

At the Annual Meeting, our Shareholders will be acting on the following proposals:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;

2.	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

3.	to approve the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan;

4.	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016; and

5.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the Annual Meeting?

You may vote at the Annual Meeting if you owned shares of the Company’s common stock (“Common Stock”) as of the close of business on the record date for the Annual Meeting, which was March 17, 2016. You are entitled to one vote for each share of Common Stock that you held as of the record date.

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How many shares are eligible to be voted at the Annual Meeting?

There were 51,199,017 shares of Common Stock issued and outstanding as of the record date (close of business on March 17, 2016), each of which entitles the holder thereof to one vote at the Annual Meeting.

How do I vote?

You can vote in the following ways:

•	by attending the Annual Meeting and voting in person;

•	over the Internet or by telephone using the instructions on the enclosed proxy card;

•	by completing, signing, dating and returning the enclosed proxy card (applicable only to shareholders of record); or

•	by following the instructions on the voting instruction form (applicable only to beneficial holders of shares of Common Stock held in “street name”).

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted in accordance with the Board’s recommendations, which are as follows:

•	FOR election of the six director nominees;

•	FOR the resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

•	FOR approval of the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan; and

•	FOR ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the Annual Meeting and vote in person.

Your shares may be voted under certain circumstances if they are held in “street name.” Brokerage firms generally have the authority to vote customers’ un-voted shares on certain “routine” matters. With the sole exception of the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, no matters submitted for shareholder approval herein are “routine” matters. When a brokerage firm votes its customers’ un-voted shares, these shares are counted for purposes of establishing a quorum.  At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the selection of Ernst & Young LLP as Company’s independent registered public accounting firm for the year ending December 31, 2016.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on the record date (March 17, 2016), your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Annual Meeting. If you want to attend and vote at the Annual Meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement showing ownership as of March 17, 2016, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the Annual Meeting, we urge you to provide voting instructions to your broker or other agent in advance of the Annual Meeting to ensure your vote is counted. Your broker or other agent will furnish you with additional information regarding the submission of such voting instructions.

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Can I change my mind after I return my proxy?

Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting in person. If you hold your shares in “street name,” you should consult with your bank, broker or other nominee regarding the procedures for changing your voting instructions.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or the other methods described in these materials. In order for us to conduct business at the Annual Meeting, one-third (33-1/3%) of our outstanding shares of Common Stock as of the record date must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. In order to ensure that there is a quorum, it may be necessary for certain directors, officers, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

If a quorum is not present, then either the Chairman of the Annual Meeting or the Shareholders may adjourn the meeting until a later time. Abstentions and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received voting instructions from the beneficial owner.

What vote is required to approve each item of business to be considered at the Annual Meeting?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The six persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Advisory Vote on Compensation of Named Executive Officers. The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast.

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Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan. The adoption of the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan (the “ESPP”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast.

Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent registered public accounting firm.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holder(s) to vote on those matters at their discretion.

Can I dissent or exercise rights of appraisal?

Under Delaware law, Shareholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to Shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors, Director Nominees and Executive Officers

The following table sets forth certain information with respect to the current directors, director nominees and executive officers of our Company:

Name	Age	Position
Lawrence Mehren	49	President, Chief Executive Officer and Director
Mark C. Miller	60	Director
John Patience	67	Chairman of the Board of Directors
Jack Schuler	75	Director
Matthew W. Strobeck, Ph.D.	43	Director
Frank J.M. ten Brink	59	Director
Pete Bantock	50	Chief Culture Officer and Head of Human Resources
Steve Reichling	37	Chief Financial Officer

Lawrence Mehren has served as the Chief Executive Officer and a Director of the Company since June 26, 2012.  Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems from 2007 until 2008, SVP of Emerging Businesses from 2008 until 2009, and as Head of Global Business from 2009 until 2011.  Previously, he was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice.  Prior to his tenure at P&M, Mr. Mehren worked in management positions with Gale Group, a division of The Thomson Corporation, as well as Merrill Lynch.  Mr. Mehren holds a B.A. in Political Science from the University of Arizona and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Mark C. Miller has served as a Director of the Company since November 5, 2013.  He currently serves as Executive Chairman and director of Stericycle (NASDAQ: SRCL), where he was Chief Executive Officer from 1992 to 2012 and Chairman of the Board of Directors from 2008 to 2012.  Prior to joining Stericycle, Mr. Miller served as vice president for the Pacific, Asia and Africa in the international division of Abbott Laboratories, a diversified health care company, which he joined in 1976 and where he held a number of management and marketing positions.  Mr. Miller formerly served as a director of Ventana Medical Systems, Inc., a developer and supplier of automated diagnostic systems.  He received a B.S. degree in computer science from Purdue University, where he graduated Phi Beta Kappa.  Mr. Miller was selected by Morningstar, Inc. as its “2009 CEO of the Year.”

John Patience has served as a Director of the Company since June 26, 2012. Mr. Patience is also a founding partner of Crabtree Partners, a private equity investment firm. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989. Mr. Patience was previously a partner of a venture capital investment firm that provided both Ventana and Stericycle with early stage funding. Mr. Patience was also previously a partner in the consulting firm of McKinsey & Co., Inc., specializing in health care. Mr. Patience holds a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia, and an M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Jack Schuler has served as a Director of the Company since June 26, 2012. Mr. Schuler is a founding partner of Crabtree Partners, a private equity investment firm. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle. Prior to joining Stericycle, Inc., Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. He is currently a director of Quidel Corporation (NASDAQ: QDEL). Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

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Matthew W. Strobeck, Ph.D.  has served as a Director of the Company since July 7, 2012.  Dr. Strobeck is currently the Managing Partner of Birchview Capital.  Dr. Strobeck was a Partner and Member of the Management Committee and Advisory Board of Westfield Capital Management from 2008 until 2011, having served as a member of the investment team, specializing in healthcare and life sciences, from May 2003 to June 2008.  Dr. Strobeck received his B.S. from St. Lawrence University, a Ph.D. from the University of Cincinnati, a S.M. from the Harvard University/MIT Health Sciences Technology Program, and a S.M. from the MIT Sloan School of Management.

Frank J.M. ten Brink has served as a Director of the Company since March 6, 2013. Mr. ten Brink currently serves as Senior Vice President of Mergers and Acquisitions at Stericycle, Inc. (NASDAQ: SRCL) where he also served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer from June 1997 to August 2014. He has over 16 years of finance experience in high growth environments, mergers and acquisitions. Prior to joining Stericycle, he was Senior Vice President and Chief Financial Officer with Telular Corporation. Between 1991 and 1995, he was Vice President and Chief Financial Officer of Hexacomb Corporation. Mr. ten Brink studied International Business at the Netherlands School of Business and received an M.B.A. degree in Finance from the University of Oregon.

Pete Bantock served as the Company’s Chief Commercial Officer from July 1, 2013 to May 31, 2015.  Thereafter he assumed the role of Chief Culture and Human Resources Officer and has served in this capacity to date. Prior to joining Accelerate, Mr. Bantock was Senior Vice President and General Manager of Ventana Medical Systems’ North American Commercial Operations. Previously, he was the General Manager of Spring Bioscience, a subsidiary of Ventana/Roche. Prior to his role for Spring Bioscience, Mr. Bantock held various sales and marketing positions at Ventana Medical Systems, including Director of Marketing and Head of Corporate Accounts. Mr. Bantock began his career in diagnostics at Abbott Laboratories, where he was manager of the South African commercial operations for the Diagnostics Division. Mr. Bantock received a B.A. Degree and a Higher Diploma of Education from Rhodes University, South Africa.

Steve Reichling has served as the Company’s Chief Financial Officer since September 10, 2012. Prior to joining the Company, Mr. Reichling served as general manager of Spring Bioscience Corp., a subsidiary of Roche Tissue Diagnostics. From January 2003 to December 2009, Mr. Reichling held various finance, accounting and operations leadership roles at Roche Tissue Diagnostics and Ventana Medical Systems, Inc., including director of finance and operations, manager of business development finance, and head of Internal Audit and Sarbanes Oxley Compliance. From October 2002 to January 2003, Mr. Reichling was an auditor at Ernst & Young LLP. Mr. Reichling received his B.A. in accounting and entrepreneurship from the University of Arizona and is a Certified Public Accountant.

There are no agreements or understandings for any of our executive officers or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified.

Director Independence

The Board has affirmatively determined that Messrs. Miller, Patience, Schuler, Strobeck and ten Brink (constituting a majority of the full Board) are “independent directors” under NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

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Family Relationships

There are no family relationships among any of our directors and executive officers.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, Lawrence Mehren serves as the Company’s Chief Executive Officer and John Patience serves as the Chairman of the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management; the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders; and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chairman.

Board Oversight of Risk Management

The full Board has responsibility for general oversight of risks facing the Company. The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks. Finally, management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Directors, executive officers and greater than 10% shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5s were required, the Company believes that all Section 16(a) filing requirements were timely met during the year ended December 31, 2015, with the exception of a Form 4 filed by Jack Schuler on December 28, 2015 pertaining to an acquisition of 2,500 shares that occurred on August 25, 2015.

Code of Ethics

The Company has adopted a code of ethics for its principal executive officer and senior financial officers and a code of ethics and standards of conduct that is applicable to all directors, officers and employees, a copy of which is available online at http://acceleratediagnostics.com/about-us/corporate-governance/. Shareholders may also request a free copy of these documents from: ACCELERATE DIAGNOSTICS, INC., 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attn: Corporate Secretary.

Board Committees and Meeting Attendance

The Board maintains a standing Audit Committee comprised of Mr. ten Brink (Chairman), Mr. Schuler and Dr. Strobeck. Each member of the Audit Committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. ten Brink is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Audit Committee has a written charter, a copy of which is available online at http://acceleratediagnostics.com/about-us/corporate-governance/. The Audit Committee met four times during the year ended December 31, 2015.

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The Audit Committee is responsible primarily for overseeing the qualifications, independence and performance of our independent registered public accounting firm; the services performed by our independent registered public accounting firm; evaluating the Company’s accounting policies and system of internal controls; and reviewing significant financial transactions. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent registered public accounting firm, and our management.

The Board maintains a standing Compensation Committee comprised of Messrs. Miller, Patience, Schuler, Strobeck and ten Brink. Each member of the Compensation Committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. The Compensation Committee has a written charter, a copy of which is available online at http://acceleratediagnostics.com/about-us/corporate-governance/. The Compensation Committee is primarily responsible for reviewing the compensation arrangements for the Company’s executive officers, including the CEO; administering the Company’s equity compensation plans; and reviewing the compensation of the Board. The Compensation Committee met two times during the year ended December 31, 2015.

During the year ended December 31, 2015, the Board held four meetings and took action by written consent on three occasions. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

The Company does not have a written policy requiring directors to attend the Annual Meeting, but attendance is encouraged. In 2015, one of the directors attended our Annual Meeting of Shareholders. We presently anticipate that one director will attend the Annual Meeting this year.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company or any of its subsidiaries. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

Director Nominations

The independent members of the Board have nominated Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink, each of whom is a current member of the Board, for re-election at the Annual Meeting.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Board does not currently have a separate Nominating Committee because the Board does not yet believe such a committee is necessary. However, as the Company continues to grow, the Board may consider establishing a separate Nominating Committee. Currently, the independent members of the Board are responsible for identifying and appointing appropriate persons to add to the Board when necessary. In selecting Board candidates, it is the independent directors’ goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

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Qualifications of Director Nominees

The Board believes that each of the persons nominated for election at the Annual Meeting have the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. With regard to the nominees (each of whom is currently a member of our Board), the following factors were among those considered in determining that each nominee would make valuable contributions to the Board:

•	Lawrence Mehren: In addition to his experience as the Company’s President and Chief Executive Officer and a member of our Board of Directors, Mr. Mehren has significant prior experience in the medical diagnostics industry. Mr. Mehren served in several capacities at Ventana Medical Systems including Senior Vice President and Chief Financial Officer, Senior Vice President of Emerging Business and Head of Global Business. He also served as Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice.

•	Mark C. Miller: Mr. Miller has significant experience serving as a director and executive officer for other public companies, including Stericycle, Inc. (NASDAQ: SRCL), where he has served as Executive Chairman since January 2013 and as a director since May 1992.

•	John Patience: In addition to his experience as Chairman of our Board of Directors, Mr. Patience also has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989.

•	Jack Schuler: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Mr. Schuler has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle.

•	Frank J.M. ten Brink: In addition to his experience as a member of our Board of Directors and Chairman of our Audit Committee, Mr. ten Brink has significant experience as a financial executive of a public companies including most recently his role as Chief Financial Officer of Stericycle, Inc. (NASDAQ: SRCL) from 1997 to 2014.

•	Matthew W. Strobeck, Ph.D.: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Dr. Strobeck also has experience in serving as a director for other private and public companies.

Board Communications with Shareholders

To date, the Board of Directors has not adopted a formal procedure by which shareholders may recommend nominees to the Board. However, any shareholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the shareholders at which directors are to be elected must submit a notification of the shareholder’s intention to make a nomination (“Notification”) to the Company by the date mentioned in the most recent proxy statement under the heading “Shareholder Proposals” and in that notification must provide the following additional information to the Company:

(i)	name, address, telephone number and other methods by which the Company can contact the shareholder submitting the Notification and the total number of shares beneficially owned by the shareholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

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(ii)	if the shareholder owns shares of the Company’s voting stock other than on the records of the Company, the shareholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

(iii)	information from the shareholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of the Company, and other information regarding the shareholder any other persons associated with the shareholder that would be required under Items 4 and 5 of SEC Schedule 14A were the shareholder or other persons associated with the shareholder making a solicitation subject to SEC Rule 14a-12(c);

(iv)	name, address, telephone number and other contact information of the proposed nominee; and

(v)	all information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, shall be in a form reasonably acceptable to the Company.

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AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting process of our company on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Ernst & Young, LLP (“Ernst & Young”), our independent registered public accounting firm that was responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and an opinion on our internal controls over financial reporting, its judgments about our accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards, including PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received from Ernst & Young the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young their independence. The Audit Committee has considered the effect of non-audit fees on the independence of Ernst & Young and has concluded that such non-audit services are compatible with the independence of Ernst & Young.

The Audit Committee discussed with Ernst & Young the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits and quarterly reviews, its observations regarding our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements for the year ended December 31, 2015 be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

This report has been furnished by the members of the Audit Committee.

THE Audit Committee
Frank J.M. ten Brink, Chairman
Jack Schuler
Matthew W. Strobeck, Ph.D.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide material information about the Company’s compensation philosophy, objectives and other relevant policies and to explain and put into context the material elements of the disclosure that follows in this Proxy Statement with respect to the compensation of our named executive officers (“NEOs”). For the year that ended on December 31, 2015, our NEOs were:

Lawrence Mehren, President and Chief Executive Officer

Steve Reichling, Chief Financial Officer

Pete Bantock, Chief Culture Officer and Head of Human Resources

The Compensation Committee

On an ongoing basis, the Compensation Committee reviews the performance and compensation of our President and Chief Executive Officer and the Company’s other executive officers. Additionally, the Compensation Committee reviews compensation of outside directors for service on the Board and for service on committees of the Board. A subcommittee comprised of all members of the Compensation Committee except for Mr. Schuler administers the Company’s 2012 Omnibus Equity Incentive Plan, as amended.

Role of Executives in Determining Executive Compensation

Our President and Chief Executive Officer provides input to the Compensation Committee regarding the performance of the other NEOs and offers recommendations regarding their compensation packages in light of such performance. The Compensation Committee is ultimately responsible, however, for determining the compensation of the NEOs, including our President and Chief Executive Officer.

Compensation Philosophy and Objectives

The Compensation Committee and the Board believe that the Company’s compensation programs for its executive officers should reflect the Company’s performance and the value created for its shareholders. In addition, we believe the compensation programs should support the goals and values of the Company and should reward individual contributions to the Company’s success. Specifically, the Company’s executive compensation program is intended to, among other things:

•	attract and retain the highest caliber executive officers;

•	drive achievement of business strategies and goals;

•	motivate performance in an entrepreneurial, incentive-driven culture;

•	closely align the interests of executive officers with the interests of the Company’s shareholders;

•	promote and maintain high ethical standards and business practices; and

•	reward results and the creation of shareholder value.

Factors Considered in Determining Compensation; Elements of Compensation

The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on individual components of compensation. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our compensation should be competitive enough to attract and retain highly skilled individuals. In this regard, we utilize a combination of between two to four of the following types of compensation to compensate our executive officers:

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•	base salary;

•	performance bonuses;

•	equity compensation, usually consisting of stock options.

The Compensation Committee periodically reviews each executive officer’s base salary and makes appropriate recommendations to the Board. Salaries are based on the following factors:

•	the Company’s performance for the prior fiscal years and subjective evaluation of each executive’s contribution to that performance;

•	the performance of the particular executive in relation to established goals or strategic plans;

•	competitive levels of compensation for executive positions based on information drawn from compensation surveys and other relevant information; and

•	our obligations under the applicable executive officer’s employment agreement or offer letter (if any).

Performance bonuses and equity compensation are awarded based upon the recommendation of the Compensation Committee. Incentive and/or non-qualified stock options are generally granted under the Company’s shareholder-approved equity incentive plan(s), as well, with the exercise price of such options set at 100% of the closing price of the Company’s common stock on the day before the date of grant. These grants are made with a view to linking executives’ compensation to the long-term financial success of the Company and its shareholders.

Use of Benchmarking and Compensation Peer Groups

The Compensation Committee did not utilize any benchmarking measure(s) in 2015 and traditionally has not tied compensation directly to a specific profitability measurement, market value of the Company’s common stock or benchmark related to any established peer or industry group. Salary increases are based on the terms of the NEOs’ employment agreements, if applicable, and correlated with the Board’s and the Compensation Committee’s assessment of each NEO’s performance. The Company also generally seeks to increase or decrease compensation, as appropriate, based upon changes in an executive officer’s functional responsibilities within the Company. Historically, the Compensation Committee has not used outside consultants in determining the compensation of the NEOs, and no such consultants were engaged during 2015.

Other Compensation Policies and Considerations; Tax Issues and Risk Management

The intention of the Company has been to compensate the NEOs in a manner that maximizes the Company’s ability to deduct such compensation expenses for federal income tax purposes. However, the Compensation Committee has the discretion to provide compensation that is not “performance-based” under Section 162(m) of the Code it determines that such compensation is in the best interests of the Company and its shareholders. For the year that ended on December 31, 2015, the Company expects to deduct all compensation expenses paid to the NEOs with the exception of incentive stock options (ISOs). Stock options, which are non-cash compensation, are granted to NEO’s as part of their total compensation. In some instances, these options are awarded as ISO’s up to the maximum allowed by the IRS. ISO compensation expenses are generally not tax deductible by the Company.

On an annual basis, the Compensation Committee evaluates the Company’s compensation policies and practices for its employees, including the NEOs, to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Based on its evaluation, the Compensation Committee has determined that the Company’s compensation policies and practices do not create such risks.

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Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our NEOs for services rendered in all capacities during the noted periods. The fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015 are indicated below by “2013,” “2014” and “2015,” respectively.

Name and Principal Position	Year	Salary ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Lawrence Mehren,	2015	300,000	—		—		300,000
President and	2014	300,000	593,783	(1)	—		893,783
Chief Executive Officer	2013	300,000	—		5,298	(2)	305,298

Steve Reichling,	2015	190,000	59,381	(1)	—		249,381
Chief Financial Officer	2014	186,154	184,074	(1)	—		370,228
	2013	170,000	—		3,002	(2)	173,002

Pete Bantock,	2015	237,500	58,703	(1)	—		296,203
Chief Culture Officer and Head of	2014	237,500	131,053	(1)	—		368,553
Human Resources	2013	115,096	1,254,481	(1)	—		1,369,577

(1)	The amount reflects the aggregate grant date fair value of awards during each year calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the financial statements set forth in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 9, 2016 (the “Form 10-K”).

(2)	The amount reflects a one-time pay-out of accrued vacation upon the dissolution of the Company’s vacation policy.

Grants of Plan-Based Awards

The following table sets forth information concerning the awards that were made to our NEOs pursuant to the Company’s 2012 Omnibus Equity Incentive Plan, as amended, during the year that ended on December 31, 2015.

Name	Grant Date	All Other Option Awards; Number of Securities Underlying Options (1) (#)	Exercise or Base Price of Options Awards ($/share)	Grant Date Fair Value of Stock and Option Awards (2) ($)
Steve Reichling	4/2/2015	3,588	22.92	59,381
Pete Bantock	4/2/2015	3,547	22.92	58,703

(1)	Option awards vest on April 2, 2016, the first anniversary of the date of grant.

(2)	The amounts reflect the aggregate grant date fair value of awards calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the financial statements set forth in the Form 10-K.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding option awards held by the NEOs at December 31, 2015:

	Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date
Lawrence Mehren	4/20/2012	1,768,000	432,000	(1)	1.04	4/20/2022
	2/26/2014	52,132	—	(2)	14.92	2/26/2024

Steve Reichling	9/10/2012	130,000	70,000	(3)	2.98	9/10/2022
	2/26/2014	16,161	—	(2)	14.92	2/26/2024
	4/2/2015	—	3,588	(5)	22.92	4/2/2025

Pete Bantock	9/4/2013	90,000	110,000	(4)	9.83	9/4/2023
	2/26/2014	11,506	—	(2)	14.92	2/26/2024
	4/2/2015	—	3,547	(5)	22.92	4/2/2025

(1)	580,000 shares vested immediately upon the date of grant (April 20, 2012); 825,000 shares vest as follows: 40% (330,000 shares) vested on the second anniversary of the date of grant, and the remaining 60% (495,000 shares) vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months; and 795,000 shares vest as follows (provided that both criteria must be satisfied): (i) 40% (318,000 shares) vest on the second anniversary of the date of grant, and the remaining 60% (477,000 shares) will vest in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months, and (ii) 50% (397,500 shares) vested when at least 50% of the warrants initially issued to Abeja were exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) vested when at least 90% of such warrants were exercised by the holder(s) thereof.

(2)	Option award vested on February 26, 2015, the first anniversary of the date of grant.

(3)	40% vested on September 10, 2014; the balance vests monthly in 36 equal installments beginning on October 10, 2014 and ending on September 10, 2017.

(4)	40% vests on September 4, 2015; the balance vests monthly in 36 equal installments beginning on October 4, 2015 and ending on September 4, 2018.

(5)	Option award will vest on April 2, 2016, the first anniversary of the date of the grant.

Option Exercises

During the year ended December 31, 2015, none of our NEOs exercised any stock options.

Pension Benefits and Nonqualified Deferred Compensation Plans

The Company does not maintain any pension, nonqualified deferred compensation or similar plans.

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Potential Payments Upon Termination or Change-in-Control

The Company has not entered into any salary continuation, severance or similar agreements or arrangements with any of our NEOs. Except as described below with respect to certain stock option awards granted to Messrs. Mehren and Reichling, we have no contractual or other obligation to provide severance benefits or other payments in the event of a change of control or termination of employment, although our shareholder-approved 2012 Omnibus Equity Incentive Plan (as amended) provides that the Board of Directors (or other applicable body thereof responsible for administering the plan) may, in its discretion, accelerate the vesting of awards granted thereunder in connection with a change of control.

The terms of Mr. Mehren’s April 20, 2012 stock option award provide for accelerated vesting in the event of (i) a merger or consolidation of the Company in which its voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation; (ii) a sale of substantially all of the assets of the Company, (iii) a liquidation or dissolution of the Company, or (iv) any other transaction in which, the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction. Based on the price of the Company’s common stock, as reported on the NASDAQ Capital Market as of the close of trading on December 31, 2015 ($21.49 per share), the value to Mr. Mehren of such accelerated vesting would have been $8,834,400 if one of the events described above had actually occurred on December 31, 2015.

The terms of Mr. Reichling’s September 10, 2012 stock option award provide for accelerated vesting in the event the Company or the Company’s shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise. Based on the price of the Company’s common stock, as reported on the NASDAQ Capital Market as of the close of trading on December 31, 2015 ($21.49 per share), the value to Mr. Reichling of such accelerated vesting would have been $1,295,700 if one of the events described above had actually occurred on December 31, 2015.

Mehren Offer Letter

Mr. Mehren was appointed as the Company’s President, Chief Executive Officer and Chief Financial Officer on June 26, 2012. In his capacity as Chief Executive Officer of the Company, Mr. Mehren is paid a base salary of $300,000 per year. On April 20, 2012, Mr. Mehren, in his role as a consultant to the Company, was granted an option to purchase 2,200,000 shares of the Company’s common stock at an exercise price equal to $1.04 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2004 Omnibus Stock Option Plan, as amended, and will vest according to the following schedule: 580,000 shares vested immediately upon the date of grant, 825,000 shares will vest as follows: 40% (330,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (495,000 shares) will vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months, 795,000 shares will vest as follows (provided that both criteria must be satisfied):

•	40% (318,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (477,000 shares) will vest in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months.

•	50% (397,500 shares) will vest when at least 50% of the warrants initially issued to Abeja Ventures, LLC (“Abeja”) have been exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) will vest when at least 90% of such warrants have been exercised by the holder(s) thereof.

Notwithstanding the foregoing, if Mr. Mehren’s employment is terminated for any reason other than for cause (as defined in the option award agreement), he will be entitled to exercise the then-vested portion of the option for a period of 90 days following his termination of employment (after which time any unexercised options will expire). If Mr. Mehren’s employment is terminated for cause, the Company, in its sole discretion, may provide for the immediate cancellation of the option (or any portion thereof). Any unvested portion of the option will accelerate and become immediately vested and exercisable in the event of a change of control with respect to the Company.

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Reichling Offer Letter

Mr. Reichling was appointed as the Company’s Chief Financial Officer (replacing Mr. Mehren in that role) on July 22, 2012. In his capacity as Chief Financial Officer, Mr. Reichling was paid a base salary of $170,000 per year which was subsequently increased to $190,000 per year. Mr. Reichling was also granted an option to purchase 200,000 shares of the Company’s common stock at an exercise price equal to $2.98 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2004 Omnibus Stock Option Plan, as amended, and will vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months. Mr. Reichling was also provided with a $70,000 budget to be used towards relocation and temporary living arrangements, with the understanding that he was required to relocate to the Tucson, Arizona area by the completion date of the Company’s relocation of its corporate headquarters.

Bantock Offer Letter

Mr. Bantock was appointed as the Company’s Chief Commercial Officer on July 1, 2013. On April 17, 2015, it was announced that Mr. Bantock would move to the newly created position of Chief Culture Officer and Head of Human Resources, but that the terms of his compensation as outlined in his offer letter described herein would remain the same. Mr. Bantock is paid a base salary of $237,500 per year. Mr. Bantock was also granted an option to purchase 200,000 shares of the Company’s common stock at an exercise price equal to $9.83 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2012 Omnibus Equity Incentive Plan and will vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months.

Director Compensation

Directors who are also employees of the Company (including Mr. Mehren) do not receive any separate compensation in connection with their Board service, and we do not pay cash fees to any of our directors. Our non-employee directors generally receive an initial stock option award upon joining the Board, which is calculated using a pre-determined formula and vests 20% per year over a five-year period, beginning on the first anniversary of the date of the director’s election to the Board. Non-employee directors also receive annual stock option awards, which are calculated using a pre-determined formula and vest in 12 equal monthly installments, beginning one month after the date of grant. We reimburse directors for reasonable expenses related to their Board service.

The following table sets forth the compensation of our directors for serving as our directors for the year ended December 31, 2015:

Name	Option Award(1) ($)		Total ($)
Mark Miller	124,749	(2)	124,749
John Patience	124,749	(2)	124,749
Jack Schuler	124,749	(2)	124,749
Matthew W. Strobeck, Ph.D.	124,749	(2)	124,749
Frank J.M. ten Brink	124,749	(2)	124,749

(1)	Amounts reflect the aggregate grant date fair value of the awards calculated in accordance with ASC Topic 718.

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(2)	Includes annual award of option to purchase 7,658 shares of common stock granted on April 2, 2015 at an exercise price of $22.92 per share, which vests in 12 equal monthly installments with the first installment vesting on May 2, 2015.

Equity Compensation Plan Information

The table set forth below presents the securities authorized for issuance with respect to compensation plans under which equity securities are authorized for issuance as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,207,420	6.87	2,945,459
Equity compensation plans not approved by security holders	—	—	—
Total	6,207,420	6.87	2,945,459

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION Committee
Mark C. Miller
John Patience
Jack Schuler
Matthew W. Strobeck, Ph.D.
Frank J.M. ten Brink

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 17, 2016 of (i) each named executive officer and each director of the Company (ii) all named executive officers and directors as a group and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of March 17, 2016, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 51,199,017 shares of common stock outstanding on March 17, 2016.

The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is c/o Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class
Named Executive Officers and Directors:
Lawrence Mehren (1)	4,031,021	7.5%
Mark Miller (2)	64,641	*
John Patience (3)	6,651,346	12.9%
Jack Schuler (4)	15,006,565	28.8%
Matthew W. Strobeck, Ph.D. (5)	2,242,551	4.4%
Frank J.M. ten Brink (6)	156,963	*
Steve Reichling (7)	167,116	*
Pete Bantock (8)	121,720	*
All named executive officers and directors as a group (8 persons)	28,441,923	51.4%

Other 5% shareholders:
Larry N. Feinberg (9)	5,038,647	9.8%
Oracle Associates, LLC (9)	4,930,029	9.6%
Oracle Partners, L.P. (9)	3,814,050	7.4%

* Represents less than 1% of our issued and outstanding Common Stock

(1)	Mr. Mehren is a director of the Company and is the Company’s President and Chief Executive Officer. Amount includes 500 shares of common stock held directly by Mr. Mehren and 1,928,132 shares issuable to him upon the exercise of stock options that are vested or vest within 60 days of the date hereof. Amount also includes 1,576,792 shares and warrants to purchase an additional 525,597 shares held by MAB, LLC. Mr. Mehren disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(2)	Mr. Miller is a director of the Company. Amount includes 64,641 shares of common stock issuable to him upon the exercise of stock options that are vested or vest within 60 days of the date hereof.

(3)	Mr. Patience is the Chairman of the Board. Amount includes 4,119,311 shares held by the John Patience Trust dated 7/23/1993, 2,071,162 shares held by Patience Enterprises LP, 29,411 shares held by the John Patience Defined Benefit Pension Plan and 264,706 shares held by Ventana Charitable Foundation. Mr. Patience has sole voting and dispositive power with respect to the shares held by the John Patience Trust dated 7/23/1993, Patience Enterprises LP, the John Patience Defined Benefit Pension Plan, and the Ventana Charitable Foundation. Mr. Patience disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes options to purchase 66,756 shares of common stock that are vested or will vest within 60 days of the date hereof and 100,000 shares covered by an agreement dated February 19, 2016 between Mr. Patience and Larry Feinberg, pursuant to which Mr. Patience agreed to write standardized put options for 100,000 shares with an exercise price of $10.00 per share and an expiration date of May 20, 2016, at a premium of $1.00 per share.

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(4)	Mr. Schuler is a director of the Company. Amount includes 689,355 shares held by Schuler Grandchildren LLC (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as manager of the entity); 689,355 shares held by Schuler GC 2010 Continuation Trust (Mr. Schuler has shared voting and dispositive power with respect to such shares in his capacity as the grantor of the trust); 12,025,377 shares held by the Jack W. Schuler Living Trust (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as trustee of the trust); and 635,722 shares held by the Schuler Family Foundation (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as President of the entity). Mr. Schuler disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes options to purchase 66,756 shares of common stock that are vested or will vest within 60 days of the date hereof and 900,000 shares covered by an agreement dated February 19, 2016 between Mr. Schuler and Larry Feinberg, pursuant to which Mr. Schuler agreed to write standardized put options for 900,000 shares with an exercise price of $10.00 per share and an expiration date of May 20, 2016, at a premium of $1.00 per share.

(5)	Dr. Strobeck is a director of the Company. Amount includes 130,235 shares held by Birchview Fund, LLC (Dr. Strobeck has sole voting and dispositive poser with respect to such shares in his capacity as the Managing Partner of such entity). Dr. Strobeck disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes options to purchase 66,756 shares of common stock that are vested or will vest within 60 days of the date hereof.

(6)	Mr. ten Brink is a director of the Company. Amount reflects options to purchase 147,163 shares of common stock that are vested or will vest within 60 days of the date hereof.

(7)	Mr. Reichling is the Company’s Chief Financial Officer. The amount includes options to purchase 166,416 shares of common stock that are vested or will vest within 60 days of the date hereof.

(8)	Mr. Bantock is the Company’s Chief Commercial Officer. The amount includes options to purchase 121,720 shares of common stock that are vested or will vest within 60 days of the date hereof.

(9)	Based on a Form 4 filed on February 9, 2016 and a Schedule 13G/A (Amendment No. 3) filed on February 3, 2016. Aggregate amount for Mr. Feinberg includes 33,079 shares held by him directly, 494,968 shares held by Oracle Ten Fund Master, L.P. (“Ten Fund”), 63,836 shares held by Oracle Investment Management, Inc. Employees’ Retirement Plan (the “Retirement Plan”), 11,703 shares held by The Feinberg Family Foundation (the “Foundation”), 3,814,050 shares held by Oracle Partners, L.P. (“Partners”), and 621,011 shares held by Oracle Institutional Partners, L.P. (“Institutional Partners”). Mr. Feinberg serves as the managing member of Oracle Associates, LLC, the general partner of Ten Fund, Partners and Institutional Partners, and accordingly, may be deemed to be the indirect beneficial owner of the shares beneficially owned by Ten Fund, Partners and Institutional Partners. Mr. Feinberg is the sole shareholder, director and president of Oracle Investment Management, Inc., which serves as investment manager to Ten Fund and the Retirement Plan, and accordingly, may be deemed to be the beneficial owner of the shares beneficially owned by Ten Fund and the Retirement Plan. Mr. Feinberg is the trustee of the Foundation, and accordingly may be deemed to be the beneficial owner of the shares beneficially owned by the Foundation. Mr. Feinberg disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. The address of the principal business office of such reporting persons is 200 Greenwich Avenue, 3rd Floor, Greenwich, Connecticut 06830.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election at the 2016 Annual Meeting of Shareholders

The Board has nominated Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink for election as directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2017 Annual Meeting of Shareholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any nominee becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink.

Vote Required and Board Recommendation

Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The six persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

The Board recommends that shareholders vote “FOR” the election of each of Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink as directors of the Company.

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PROPOSAL NO. 2

Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Proposed Advisory Resolution of Shareholders

At the Annual Meeting, shareholders will be given the opportunity to vote on the following advisory resolution:

RESOLVED, that the shareholders of Accelerate Diagnostics, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

Background on Proposal

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related SEC rules, shareholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”). For more information about the compensation that we paid to our named executive officers during 2015, as well as a description of our overall executive compensation philosophy and program, please refer to the “Executive Compensation” section of this Proxy Statement, as well as the compensation tables and accompanying narrative disclosures that follow such section.

Effects of Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board. However, the Board will consider the outcome of the vote when making future executive compensation decisions.

Vote Required and Board Recommendation

The resolution approving, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not deemed a vote cast.

The Board recommends that shareholders vote “FOR” approval of the resolution set forth above regarding the compensation of our named executive officers.

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PROPOSAL NO. 3

APPROVAL OF THE ACCELERATE DIAGNOSTICS, INC.
2016 EMPLOYEE STOCK PURCHASE PLAN

General

Subject to shareholder approval, on February 17, 2016, the Board adopted the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan (the “ESPP”). The ESPP provides a convenient way for eligible employees to authorize payroll deductions on a voluntary basis to purchase shares of Common Stock. The Company intends that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). If approved by the shareholders, the ESPP would become effective as of the date of such shareholder approval and will expire 10 years from such date, unless terminated earlier in accordance with the terms of the ESPP.

The Board believes that the ESPP will encourage broad employee stock ownership and align the employees’ economic interests with those of the Company’s shareholders, which should greatly contribute to the Company’s long-term growth and profitability. The Board also believes that offering employees the ability to purchase Stock at a 10% discount will provide them with a meaningful incentive to participate.

Set forth below is a summary of the principal provisions of the ESPP. The summary is qualified by reference to the full text of the ESPP, which is attached as Appendix A.

Summary of Plan Features

Administration. The ESPP will be administered by the Compensation Committee. The Compensation Committee has, among other powers, the authority to interpret the ESPP, construe terms, adopt rules and regulations, prescribe forms, and make all determinations under the ESPP. Subject to applicable law, the Compensation Committee may delegate any authority granted to it under the ESPP.

Stock Subject to the Plan. The total number of shares of Common Stock reserved and available for purchase and delivery under the ESPP is 500,000. Common Stock reserved for purchase and delivery under the ESPP may consist of authorized but unissued stock, treasury stock, or stock purchased on the open market. The amount of Common Stock reserved for purchase under to ESPP is subject to adjustment in the event of certain changes in capital structure as described below under “Adjustment Provisions.” If any option granted under the ESPP terminates without being exercised, the Common Stock not purchased under the option shall again become available for issuance under the ESPP.

Limitation on Stock Purchased in Any Offering Period. Unless otherwise determined by the Compensation Committee the total number of shares of Common Stock that may be purchased during any one offering period by any one participant shall be 100,000. In addition: (i) no participant shall accrue rights to purchase Common Stock under this ESPP (or any all employee stock purchase plans (as defined in Section 423 of the Code) sponsored by the Company or any subsidiary) worth more than $25,000 for each calendar year in which such rights are outstanding; and (ii) no participant will be granted an option under this ESPP if such participant would, immediately after the grant, own 5% or more of the total combined voting power or value of all classes of Common Stock of the Company or any subsidiary.

Eligibility. All employees of the Company and subsidiaries designated by the Compensation Committee are eligible to participate in the ESPP provided that they are customarily employed for more than 20 hours per week. We anticipate that approximately 144 employees will be eligible to participate in the initial offering period of the ESPP.

Offering Periods and Enrollment. The ESPP provides for quarterly offering periods per year during which payroll deductions will be made and held for the purchase of Common Stock under the ESPP. Offering periods will begin on the first business day on or after January 1, April 1, July 1, and October 1 of each year. If the ESPP is approved by the shareholders, the first offering period is the offering period beginning on July 1, 2016.

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An eligible employee may become a participant in the ESPP by completing and delivering an enrollment form to the Company (or its designee), or by following an electronic or other enrollment process prior to the beginning of the offering period to which it relates. The enrollment form will authorize the payroll deductions, which must be an amount not less than 2% nor more than 15% (or such higher or lower rates as may be later specified) of such employee’s “eligible compensation.” The payroll contribution rate elected by a participant will continue in effect until modified by the participant. All employee contributions will be made by means of direct payroll deduction. After initial enrollment in the ESPP, the participant will be automatically re-enrolled for subsequent offering periods unless he or she files a notice of withdrawal, terminates employment, or otherwise become ineligible to participate in the ESPP.

For the purposes of the ESPP, the term “eligible compensation” generally means base wages paid through the Company’s or a subsidiaries payroll system for services actually rendered in the course of employment. “Eligible compensation” shall be limited to amounts received by a participant during the period he or she is participating in the ESPP.

Purchase Price. Unless otherwise determined by the Committee, the purchase price per share of Common Stock under the ESPP is 90% of the fair market value of one share of stock on the last trading day of the offering period.

Purchases of Common Stock. The payroll contributions of each participant will be credited to an account maintained on behalf of such participant. On the last trading date of each offering period, each outstanding option will be automatically exercised and each participant’s accumulated payroll deductions will be applied to the purchase of whole shares of Common Stock, subject to the limitations set forth in the ESPP. Any amounts that remain credited to a participant’s account on the last trading day of the offering period shall be carried forward to the next offering period unless the participant withdrawals from the ESPP, terminates employment, or otherwise becomes ineligible to participate in the ESPP.

Transferability. A participant’s option may not be sold, pledged, assigned or transferred in any manner.

Withdrawal from Plan. If a participant wishes to cease participation in the ESPP, the participant must deliver a withdrawal notice to the Company (or its designee) prior to the date specified by the Committee. Enrollment will also terminate upon termination of a participant’s employment by the Company and its subsidiaries and death. Upon termination of enrollment, any outstanding options will be immediately terminated and the amounts held in the participant’s account will be refunded as soon as practicable thereafter.

Plan Costs. The Company will pay costs and expenses incurred in the administration of the ESPP and maintenance of accounts, and will pay brokerage fees and commissions for purchases. The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals of share certificates and other specified services.

Adjustment Provisions. In the event of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any similar corporate transaction or event in respect of the Common Stock, the Compensation Committee shall make a proportionate adjustment in: (i) the number and class of shares of Common Stock made available for purchased under the ESPP, and any other similar numeric limit expressed in the ESPP; (ii) the number, amount and class of Common Stock subject to any then-outstanding options; (iii) the purchase price per share of any then-outstanding options; and/or (iv) any other terms of the ESPP or any then-outstanding option that are affected by the event. Any adjustments made pursuant to the ESPP shall be made in manner consistent with the requirements of applicable laws, including, without limitation, Section 423 and Section 424 of the Code.

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Corporate Transactions. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or if the Company is liquidated, then all outstanding options under the ESPP shall automatically be exercised immediately prior to the consummation of such transaction causing all amounts credited to each account to be applied to purchases subject to the limitations set forth in the ESPP.

Amendment and Termination. The Compensation Committee may, at any time and from time to time, terminate, amend, or modify the ESPP, except shareholder approval must be obtained to the extent necessary to comply with applicable laws, regulations, or rules of the stock exchange on which shares of Common Stock are then listed. To the extent permitted by applicable laws, the Compensation Committee may delegate to the CEO the authority to approve non-substantive amendments to the ESPP.

Federal Income Tax Information. The following is a brief summary of certain federal income tax consequences of certain transactions under the ESPP based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state, local, or foreign income tax consequences which may also be applicable. Rights to purchase Common Stock under the ESPP are intended to constitute “options” issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code:

(1)	The amount of each participant’s payroll contributions under the ESPP will be taxable as ordinary income to the participant. A participant will not recognize any ordinary income upon the grant of an option or upon the purchase of Common Stock at the end of an offering period.

(2)	If the participant disposes of the Common Stock purchased under the ESPP prior to the later of: (i) two years after the date the option is granted, and (ii) one year from the date the Common Stock was purchased, the participant will recognize ordinary income in an amount equal to the fair market value of the Common Stock on the date of purchase minus the amount the participant paid for the Common Stock.

(3)	If the participant disposes of the Common Stock after satisfying the holding period described in (2) above, then at the time the participant disposes of the shares he or she will recognize ordinary income in an amount equal to the lesser of: (i) the fair market value of the Common Stock on the first day of the offering period minus the amount of the participant paid for the Common Stock, and (ii) the fair market value of the Common Stock on the date of disposition minus the amount the participant paid for the Common Stock.

(4)	In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount received upon such disposition and the participant’s basis in the Common Stock (i.e., the purchase price plus the amount, if any, recognized by the participant as ordinary income, as described in (2) and (3) above).

(5)	If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of Common Stock applicable to such participant. If such statutory holding period is not satisfied, the Company should be entitled to a tax deduction in an amount equal to the amount recognized by the participant as ordinary income.

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The foregoing provides only a general description of the application of federal income tax laws to the ESPP. Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits. Benefits under the ESPP cannot be determined at this time because the amounts set aside as payroll deductions will depend on voluntary actions by each participant and the fair market value of the Company’s stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by ESPP participants.

Vote Required and Board Recommendation

The ESPP will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent registered public accounting firm.

The Board recommends a vote “FOR” approval of the
Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan.

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PROPOSAL NO. 4

RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS

Audit Committee Appointment – Ernst & Young LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected Ernst & Young LLP as the Company’s independent registered public accounting firm to examine our annual consolidated financial statements for the year ending December 31, 2016. The Board is submitting this proposal to the vote of the shareholders in order to ratify the Audit Committee’s selection. If shareholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider its selection of our independent registered public accounting firm for fiscal 2016, although the Audit Committee will be under no obligation to change its selection. Ernst & Young LLP has been our independent registered public accounting firm since July 1, 2013.

Fees Billed by Ernst & Young, LLP

Audit Fees

Fees and related expenses for the audit by Ernst & Young, LLP of our annual financial statements, its review of the financial statements included in our quarterly reports and other services that were provided in connection with statutory and regulatory filings totaled approximately $578,810 for the year ended December 31, 2015 and $313,941 for the year ended December 31, 2014. Audit fees for the year ended December 31, 2015 also included amounts related to the delivery of comfort letters associated with our stock offering.

Audit-Related Fees

During the years ended December 31, 2015 and 2014, Ernst & Young, LLP did not bill us for any audit-related fees.

Tax Fees

During the years ended December 31, 2015 and 2014, Ernst & Young, LLP billed us $2,989 and $16,326, respectively, for tax-related professional services.

All Other Fees

During the years ended December 31, 2015 and 2014, Ernst & Young, LLP billed us $2,660 and $1,995, respectively, for other professional services which includes a subscription to accounting-related reference information.

Policy on Audit Committee Pre-Approval of Fees

The Audit Committee must pre-approve all services to be performed for us by our independent registered public accounting firm. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During the years ended December 31, 2015 and 2014, all services billed by Ernst & Young, LLP were pre-approved by the Audit Committee in accordance with this policy.

Attendance at Annual Meeting

Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

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Vote Required and Board Recommendation

The ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent registered public accounting firm.

The Board recommends a vote “FOR” ratification of the Audit Committee’s appointment of
Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

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RELATED PARTY TRANSACTIONS

On December 9, 2015, the Company published a prospectus supplement underwritten by J.P. Morgan and Piper Jaffray ("Underwriters") offering 5.6 million shares of common stock with an option for the Underwriters to purchase up to 838,000 additional shares of common stock for a total of 6.4 million shares. The public offering price was $17.00 per share and underwriting discounts and commissions were $1.19 per share.

Affiliates, including entities affiliated with one of Company's directors, Jack Schuler, and which together are our largest stockholders, purchased 2.9 million of the offered shares at the public offering price of $17.00 per share. The Underwriters did not receive any underwriting discount or commissions on the sale of 2.4 million shares to such affiliates.

The public offering was finalized and 6.4 million shares of common stock were delivered to the purchasers on or around December 15, 2015. Proceeds from the sale totaled $109.3 million less underwriting and other expenses of $5.9 million for net proceeds of $103.4 million. The net proceeds will be used for general corporate purposes. We may also use a portion of the net proceeds to acquire or invest in complementary businesses, technologies, product candidates or other intellectual property, although we have no present commitments or agreements to do so. Accordingly, we will retain broad discretion over the use of these proceeds.

For information regarding transactions between us and our Named Executive Officers, see “Executive Compensation” above. For a discussion of certain relationships pertaining to our directors that were analyzed in connection with the Board’s independence determinations see “Management Proposals — Proposal No. 1: Election of Directors” above.

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ANNUAL REPORT

A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2015 will be mailed to the shareholders of record as of March 17, 2016 together with the mailing of this Proxy Statement. An additional copy may be obtained from https://materials.proxyvote.com/00430H, or will be furnished, without charge, to beneficial shareholders or shareholders of record as of the record date upon request in writing to Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714 or by telephone to (520) 365-3100.

SHAREHOLDER PROPOSALS

If any shareholder of the Company intends to present a proposal for consideration at the 2017 Annual Meeting of Shareholders and desires to have such proposal included in the Proxy Statement and form of proxy distributed by the Board with respect to such meeting, such proposal must be received at the Company’s offices, 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attention: Corporate Secretary, not later than December 2, 2016. Proposals received after such date, including with respect to the nomination of directors, will not be considered timely.

For each matter that you wish to bring before the meeting, provide the following information:

•	a brief description of the business and the reason for bringing it to the meeting;

•	your name and record address;

•	the number of shares of Company stock which you own; and

•	any material interest (such as financial or personal interest) that you have in the matter.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 6, 2016

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015 are available via the Internet at https://materials.proxyvote.com/00430H.

OTHER MATTERS

We know of no other matters to be submitted for consideration by the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

By order of the Board of Directors,

/s/ Lawrence Mehren
Lawrence Mehren
President and Chief Executive Officer

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APPENDIX A

ACCELERATE DIAGNOSTICS, INC.

2016 EMPLOYEE STOCK PURCHASE PLAN

EFFECTIVE DATE: [May 6, 2016]
Approved by SHAREholders: [May 6, 2016]
EXPIRATION DATE: [May 6, 2026]

ARTICLE 1
ESTABLISHMENT; PURPOSE; GLOSSARY

1.1           establishment. Accelerate Diagnostics, Inc. a Delaware corporation (the “Company”), hereby establishes the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan (the “Plan”). The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted, and construed consistent with that intent. Nevertheless, the Company does not and cannot guarantee any particular tax effect or treatment for the Stock purchases made pursuant to the Plan, nor does the Company make any representation that it will maintain the qualified status of the Plan.

1.2           PURPOSE. The purpose of the Plan is to encourage and enable Eligible Employees of the Company and its Designated Subsidiaries to purchase Stock through accumulated payroll deductions.

1.3           GLOSSARY. Capitalized terms used but not otherwise defined in the Plan shall have the meanings set forth in the attached Glossary, which is incorporated into and made part of the Plan.

ARTICLE 2
EFFECTIVE DATE; EXPIRATION DATE

2.1           EFFECTIVE DATE. The Plan was adopted by Board on February 17, 2016, but shall not become effective until the date on which it is approved by the Company’s shareholders at the Company’s 2016 Annual Meeting (the “Effective Date”). Subject to the shareholder approval described in the preceding sentence, this Plan shall apply to the Offering Period beginning on July 1, 2016.

2.2           EXPIRATION DATE. Unless sooner terminated pursuant to Section 11.1, the Plan will expire on, and no Option may be granted pursuant to the Plan after, the tenth (10th) anniversary of the Effective Date.

ARTICLE 3
ADMINISTRATION

3.1           COMMITTEE. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all of the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.

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3.2           AUTHORITY OF COMMITTEE. Subject to the provisions of this Plan and Applicable Laws, the Committee shall have full authority, in its sole discretion to, take any actions it deems necessary or advisable for the administration of this Plan including, but not limited to, the power to: (i) interpret this Plan and adopt rules and regulations it deems appropriate to implement this Plan including amending any outstanding Options as it may deem advisable or necessary to comply with Applicable Laws, and making all other decisions relating to the operation of this Plan; (ii) establish the length and timing of Offering Periods; (iii) establish minimum and maximum contribution rates; (iv) establish new or changing existing limits on the number of shares of Stock an Eligible Employee may elect to purchase with respect to any Offering Period if such limits are announced prior to the beginning of an Offering Period; (v) adopt such rules or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries to allow for tax-preferred treatment of the Options or otherwise provide for the participation by Eligible Employees who reside outside of the United States, including determining which Eligible Employees are eligible to participate in the other sub-plans established by the Committee; (vi) correct any defect or supply any omission or reconcile an inconsistency or ambiguity existing in this Plan; and (vii) make all other decisions or determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan. To the extent permitted by Applicable Laws, the Committee may delegate any authority granted to it pursuant to the Plan.

3.3           DECISIONS BINDING. The Committee’s interpretation of the Plan or any Options granted pursuant to the Plan and all decisions and determinations by the Committee with respect to the Plan and any Option are final, binding, and conclusive on all parties. Any action authorized to be taken by the Committee pursuant to the Plan may be taken or not taken by the Committee in the exercise of its discretion as long as such action or decision not to act is not inconsistent with a provision of this Plan or Applicable Laws.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

4.1           NUMBER OF SHARES. Subject to adjustment as provided in Section 10.1, the total number of shares of Stock reserved and available for purchase and delivery under this Plan shall be 500,000. If any Option granted under this Plan shall terminate without having been exercised, the Stock not purchased under such Option shall again be available for issuance under this Plan.

4.2           oversubscribed-offerings. If the total number of shares of Stock to be purchased by Participants on the last day of an Offering Period exceeds the total number of shares then reserved and available for purchase and delivery under this Plan, the Committee shall make a pro rata allocation of any shares that may be issued under this Plan in as uniform and equitable a manner as is reasonably practicable. In such event, the Company shall provide written notice to each affected Participant of the reduction of the number of shares to be purchase under the Participant’s Option.

4.3           APPLICABLE LAW RESTRICTIONS. If the Committee determines that some or all of the shares of Stock to be purchased by Participants as of the end of the Offering Period would not be issued in accordance with Applicable Laws or any approval by any regulatory body as may be required, or the shares would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such shares pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate Applicable Laws, the Committee may, without Participant consent, terminate any outstanding Offering Period and the Options granted pursuant thereto and refund in cash all affected Participants’ entire Account balances for such Offering Period as soon as practicable thereafter.

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4.4           STOCK DISTRIBUTED. The shares of Stock reserved for purchase and delivery under this Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares of Stock purchased on the open market.

ARTICLE 5
GRANT OF OPTIONS; LIMITATIONS

5.1           GRANT OF OPTION. On each Offering Commencement Date, each Participant will automatically be granted an Option to purchase as many whole shares of Stock as the Participant will be able to purchase with the payroll deductions credited to his or her Account during the Offering Period; provided, however, that the total number of shares of Stock that may be purchased by any Participant on the last Trading Day of any Offering Period shall not exceed the Maximum Offering.

5.2           LIMIT ON NUMBER OF SHARES PURCHASED. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an Option to purchase shares of Stock under this Plan if such Option would permit the Participant to accrue rights to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and its Designated Subsidiaries at a rate which exceeds $25,000 of the Fair Market Value of such shares (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time.

5.3           FIVE PERCENT OWNER AND OTHER LIMITS. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an Option to purchase shares of Stock under this Plan if the Participant (or any other person whose stock would be attributed to the Participant under Section 424(d) of the Code), immediately after such Option is granted, would own or hold options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock of the Company or any of its Subsidiaries.

5.4           HIGHLY COMPENSATED EMPLOYEES. With respect to any given Offering Period, the Committee may determine that the offering shall not be extended to highly compensated Eligible Employees within the meaning of Code Section 414(q) of the Code.

ARTICLE 6
PARTICIPATION; ENROLLMENT

6.1           PARTICIPATION. An Eligible Employee may become a Participant for an Offering Period by completing an enrollment form and submitting the form to the Company (or the Company’s designee), or by following an electronic or other enrollment process prescribed by the Committee, during the Enrollment Period prior to the beginning of an Offering Period to which it relates. The enrollment form shall contain the payroll deduction authorization described in Article 7. A payroll deduction authorization will be effective for the first Offering Period following the submission of the enrollment form and all subsequent Offering Periods until: (i) it is terminated pursuant to Article 8; (ii) it is modified by submitting another enrollment form in accordance with this Section 6.1; (iii) an election is made pursuant to Section 7.4 to decrease payroll deductions during an Offering Period; or (iv) the Participant becomes ineligible to participate in the Plan.

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6.2           AUTOMATIC RE-ENROLLMENT. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the same rate of payroll deductions in effect on the last Trading Day of the prior Offering Period, unless the Participant: (i) withdraws from the Plan in accordance with Section 8.1; or (ii) Terminates Employment or otherwise becomes ineligible to participate in the Plan. Notwithstanding the foregoing, the Committee may require the current Participants to complete and submit a new enrollment form or complete an electronic or other enrollment process at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

ARTICLE 7
payroll deductions

7.1           GENERAL. Each enrollment form shall contain a payroll deduction authorization pursuant to which the Participant elects to have a whole percentage of Eligible Compensation between 2% and 15% deducted on each payday during the Offering Period and credited to the Participant’s Account for the purchase of shares of Stock under the Plan.

7.2           commencement. Payroll deductions shall begin on the Offering Commencement Date of the first Offering Period to which the enrollment form relates (or as soon as administratively practicable thereafter) and shall continue through subsequent Offering Periods pursuant to Section 6.2. Participants shall not be permitted to make any separate cash or other payments into their Account for the purchase of shares of Stock pursuant to the offering. Notwithstanding the foregoing, if Applicable Laws prohibit payroll deductions, a Participant may elect to participate in an Offering Period through contributions to his or her Account in a form acceptable to the Committee.

7.3           CHANGES IN PAYROLL DEDUCTIONS. A Participant may increase or decrease the rate of his or her payroll deductions during an Offering Period by submitting a form prescribed by the Company (or its designee). Any such payroll deduction change will be effective as soon as administratively practicable thereafter and will remain in effect for successive Offering Periods as provided in Section 6.2 unless the Participant: (i) submits a new enrollment form for a later Offering Period as provided in Section 6.1; (ii) decreases his or her payroll deductions for a later Offering Period as provided in this Section 7.3; (iii) withdraws from the Plan in accordance with Section 8.1; or (iv) Terminates Employment or otherwise becomes ineligible to participate in the Plan.

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7.4           INSUFFICIENT PAYROLL DEDUCTIONS. If, in any Offering Period, a Participant has no Eligible Compensation or his or her Eligible Compensation is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her payroll deduction election, then the Participant will be withdrawn from the Offering Period and the Participants’ entire Account shall be refunded in cash as soon as practicable thereafter.

7.5           COMPANY ADJUSTMENTS OF PAYROLL DEDUCTIONS. Notwithstanding anything in the Plan to the contrary, the Company may adjust a Participant’s payroll deductions at any time during an Offering Period to the extent necessary to comply with Code Section 423(b)(8) and the limitations described in Article 5. Payroll deductions will recommence and be made in accordance with the Participant’s payroll deduction as in effect prior to such Company adjustment starting with the next Offering Period (or such later time as determined necessary by the Committee) unless the Participant: (i) withdraws from the Plan in accordance with Section 8.1; or (ii) Terminates Employment or otherwise becomes ineligible to participate in the Plan.

ARTICLE 8
Withdrawals from offering period

8.1           VOLUNTARY WITHDRAWAL. A Participant may withdraw from any Offering Period after the Offering Commencement Date, in whole but not in part, by submitting a prescribed form of withdrawal notice to the Company (or the Company’s designee). If a Participant withdraws from an Offering Period, payroll deductions shall cease as soon as administratively practicable thereafter and the Participant’s Option for the Offering Period will automatically be terminated, and, the Participant’s entire Account balance for such Offering Period shall be refunded in cash as soon as practicable thereafter. A Participant’s withdrawal from a particular Offering Period is irrevocable. If a Participant desires to participate in a subsequent Offering Period, he or she must re-enroll in the Plan by timely submitting a new enrollment form in accordance with Section 6.1.

8.2           TERMINATION OF EMPLOYMENT. In the event of a Participant’s Termination of Employment, any outstanding Option held by the Participant shall immediately terminate. The Participant shall be withdrawn from the Plan and the Participants’ entire Account shall be refunded in cash as soon as practicable thereafter.

8.3           DEATH. If a Participant dies, any outstanding Option held by the Participant shall immediately terminate. The Participant shall be withdrawn from the Plan and the Participant’s entire Account shall be remitted in cash as soon as practicable thereafter to the executor, administrator or other legal representative of the Participants’ estate or, if the Committee permits a beneficiary designation, to the beneficiary or beneficiaries designated by the Participant if such designation was submitted to the Company (or its designee) prior to the Participant’s death.

ARTICLE 9
STOCK PURCHASES

9.1           GENERAL. On the last Trading Day of each Offering Period, and subject to the limitations set forth in Article 5 and Article 6, the Committee shall cause the amount credited to each Participant’s Account to be applied to purchase as many shares of Stock pursuant to the Participant’s Option as possible at the Purchase Price Per Share. In no event may shares be purchased pursuant to an Option more than twenty-seven (27) months after the Offering Commencement Date of such Option. The amount applied to purchase shares pursuant to the Option shall be deducted from the Participant’s Account. Any amounts that remain credited to the Participant’s Account on the last Trading Day of the Offering Period shall be carried forward to the next Offering Period, unless the Participant: (i) withdraws from the Plan in accordance with Section 8.1; or (ii) Terminates Employment or otherwise becomes ineligible to participate in the Plan.

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9.2           Interest on Payments. No interest shall be paid on sums withheld from a Participant’s pay for the purchase of shares of Stock under the Plan unless otherwise determined by the Committee.

9.3           OPTions not transferable. A Participant’s Option may not be sold, pledged, assigned, or transferred in any manner. If a Participant sells, pledges, assigns or transfers his or her Options in violation of this Section 10.4, such Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Account.

ARTICLE 10
CHANGES IN CAPITAL STRUCTURE

10.1         ADJUSTMENTS. In the event of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Stock, or any similar corporate transaction or event in respect of the Stock, the Committee shall make a proportionate adjustment in: (i) the number and class of shares of Stock made available for purchased pursuant to Section 4.1, and any other similar numeric limit expressed in the Plan; (ii) the number, amount and class of Stock subject to any then-outstanding Options; (iii) the Purchase Price Per Share of any then-outstanding Options; and/or (iv) any other terms of this Plan or any then-outstanding Option that are affected by the event. Any adjustments made pursuant to this Section 10.1 shall be made in manner consistent with the requirements of Applicable Laws, including, without limitation, Section 423 and Section 424 of the Code.

10.2         MERGER OR LIQUIDATION OF THE COMPANY. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding Stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or if the Company is liquidated, then all outstanding Options under the Plan shall be automatically exercised immediately prior to the consummation of such transaction by causing all amounts credited to each Participant’s Account to be applied to purchase as many shares of Stock, subject to the limitations set forth in Article 5 and Article 6.

6

10.3         ACQUISITIONS OR DISPOSITIONS. The Committee may, in its discretion and in accordance with the principles set forth in Section 423 of the Code, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another company or business, by merger, reorganization or purchase of assets and may provide for special purchase dates for Participants who will cease to be Eligible Employees solely in connection with the disposition of all or a portion of any Designated Subsidiary or a portion of the Company, which Offering Periods and purchase rights granted pursuant thereto shall, be subject to such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 11
AMENDMENT AND TERMINATION

11.1         AMENDMENT AND TERMINATION. The Committee may, at any time and from time to time, terminate, amend or modify the Plan; provided, however, that any such action of the Committee shall be subject to the approval of the shareholders to the extent necessary to comply with any Applicable Laws, regulation, or rule of the stock exchange on which the shares of Stock are listed, quoted or traded. To the extent permitted by Applicable Laws, the Committee may delegate to the CEO the authority to approve non-substantive amendments to the Plan. Upon termination of the Plan, any outstanding Offering Periods and the Options granted thereto shall be terminated and the amounts held in each affected Participants’ Account shall be refunded in cash as soon as practicable thereafter.

11.2         OPTIONS PREVIOUSLY GRANTED. No amendment or termination of the Plan shall adversely affect any Option previously granted under the Plan, unless required by Applicable Law.

ARTICLE 12
GENERAL PROVISIONS

12.1         NO shareholderS RIGHTS. A Participant will not be a shareholder with respect to shares of Stock subject to any Option until shares of Stock are purchased pursuant to the Option and the shares are transferred into the Participant’s name on the Company’s books and records.

12.2         NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

12.3         APPLICATION OF FUNDS. All funds received by the Company in payment for shares of Stock under the Plan and held by the Company at any time may be used for any valid corporate purpose.

12.4         EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

12.5         TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

7

12.6         FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether refunds shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

12.7         conditions upon issuance of shares. Shares of Stock pursuant to the Plan will not be issued unless the exercise of such Option and the issuance and delivery of such shares will comply with all Applicable Laws, domestic or foreign, including without limitation, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to approval of counsel for the Company with respect to such compliance. The Company may, in its discretion, postpone the issuance or delivery of Stock upon exercise of Options until completion of such registration or qualification of such Stock or other action as may be required under any Applicable Law or other required action with respect to any stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate. The Company, in its discretion, may require a Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with Applicable Laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

12.8         GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the jurisdiction of incorporation of the Company.

12.9         INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

8

12.10         NOTICE OF DISQUALIFYING DISPOSITION. By Participating in the Plan, each Participant agrees that he or she shall notify the Company if the Participant disposes of any shares of Stock in a “disqualifying disposition” as described in Section 422 of the Code. Such notice must be provided within fifteen (15) days following the date of the disqualifying disposition and must include the date or dates of the disposition, the number of shares of Stock subject to the disposition, and the consideration received, if any, for the shares of Stock. Upon request by the Company, the Participant shall forward to the Company the minimum amount necessary to satisfy any federal, state or local taxes as are required by law to be withheld upon the disqualifying disposition. If requested by the Company, the Participant also agrees to forward to the Company any amounts necessary to satisfy any other applicable taxes or assessments that may be incurred as a result of the disqualifying disposition.

ACCELERATE DIAGNOSTICS, INC.

By:

Print Name:

Its:

9

GLOSSARY

(a)          “Account” means a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing shares of Stock under the Plan.

(b)          “Applicable Laws” means all applicable laws, rules, regulations, and requirements, including but not limited to, United States state corporate laws, United States federal and state securities laws, the Code, the rules of any stock exchange or quotation system of which the Stock is then listed or quoted, and the applicable laws, rules regulations and requirements of any other country or jurisdiction where Options are granted under the Plan or where Eligible Employees reside or provide services, as such laws, rules, regulations and requirements shall be in effect from time to time.

(c)          “Board” means the Board of Directors of the Company.

(d)          “Code” means the Internal Revenue Code of 1986, as amended.

(e)          “Committee” means the Compensation Committee of the Board.

(f)          “Company” means Accelerate Diagnostics, Inc., a Delaware corporation and any successor corporation.

(g)          “Designated Subsidiary” means any Subsidiary designated by the Committee from time to time, in its sole discretion, whose employees may participate in the Plan, if such employees otherwise qualify as Eligible Employees.

(h)          “Eligible Compensation” means the Participant’s base wages paid through the Company’s or a Designated Subsidiary’s payroll system for services actually rendered in the course of employment. Eligible Compensation shall be limited to amounts received by the Participant during the period he or she is participating in the Plan. Eligible Compensation does not include any other compensation including but not limited to, fringe benefits (including car allowances and relocation payments), employee discounts, stock-based compensation, bonuses, commissions, income from stock option exercises, expense reimbursements or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or any Designated Subsidiary makes to any benefit plan (including any 401(k) plan, or any other welfare or retirement plan).

(i)          “Eligible Employee” means all employees of the Company and all employees of any Designated Subsidiary provided that they are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours per week.

(j)           “Enrollment Period” means the period of time prescribed by the Committee during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or otherwise modified by the Committee from time to time.

10

(k)          “Fair Market Value” means, as of any given date, the closing price for the Stock as reported on the NASDAQ (or any other exchange upon which the Stock is then listed) on that date or, if no price is reported for that date, the closing price on the next preceding date for which such price was reported.

(l)          “Maximum Offering” means the maximum number of shares of Stock that may be issued to each Participant under the Plan during any given time period. Unless otherwise determined by the Committee, the Maximum Offering during any single Offering Period shall be 100,000.

(m)          “Offering Commencement Date” means the first business day of each Offering Period.

(n)          “Offering Period” means the period established in advance by the Committee during which payroll deductions are collected to purchase shares of Stock pursuant to this Plan. Offering Periods will begin on the first business day on or after January 1, April 1, July 1, and October 1 of each year; provided that, subject to Section 2.1, the first Offering Period for which the Plan shall apply is the Offering Period beginning on July 1, 2016. The duration and timing of Offering Periods may be changed pursuant to Section 3.3 and Section 11 of the Plan.

(o)          “Option” means the right granted to Participants to purchase shares of Stock pursuant to an offering made under the Plan.

(p)          “Participant” means an Eligible Employee who has elected to participate in the Plan pursuant to Section 7.

(q)          “Plan” means this Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan, as it may be amended from time to time.

(r)          “Purchase Price Per Share” means 90% of the Fair Market Value of one share of Stock on the last Trading Day of the Offering Period.

(s)          “Stock” means the common stock of the Company or any security that may be substituted for Stock or into which Stock may be changed pursuant to Article 11.

(t)          “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(u)          “Termination of Employment” or “Terminates Employment” means the cessation of the employee-employer relationship between the Employee and the Company or a Subsidiary for any reason, including resignation, discharge, death, disability, retirement or the disaffiliation of a Subsidiary. An Employee will not be deemed to have a Termination of Employment on account of sick leave, military leave or any other leave of absence approved by the Committee; provided that such leave is for a period of not more than three (3) months.

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(v)         “Trading Day” means a day on which the national stock exchange upon which the Stock is listed is open for trading.

12

PROXY CARD

ACCELERATE DIAGNOSTICS, Inc
c/o Broadridge
PO Box 1342
Brentwood, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Lawrence Mehren 02 Mark Miller 03 John Patience 04 Jack Schuler 05 Matthew Strobeck, Ph.D.
06 Frank J.M. ten Brink

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the Company's named executive officers	☐	☐	☐
3 To approve the Accelerate Diagnostics, Inc. 2016 Employee Stock Purchase Plan	☐	☐	☐
4 To ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2016	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000279170_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com

ACCELERATE DIAGNOSTICS, INC.
Annual Meeting of Shareholders
May 6, 2016 8:00 AM (Local Time)
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on May 6, 2016 and the Proxy Statement and appoint(s) Lawrence Mehren as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ACCELERATE DIAGNOSTICS, INC., a Delaware corporation (the "Company"), that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Friday, May 6, 2016, at 8:00 AM, local time, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000279170_2 R1.0.1.25

Continued and to be signed on reverse side